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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  December 19, 2000

                 Salomon Brothers Mortgage Securities VII, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


Delaware                             333-40426-01            13-2439681
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(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                      File Number)         Identification No.)


388 Greenwich Street, New York, New York                      10013
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code  (212) 816-6000
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

On December 19, 2000, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C3 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2000, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Midland Loan Services, Inc. as master servicer (the "Master Servicer"), Lennar Partners, Inc. as special servicer (the "Special Servicer"), Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee") and LaSalle Bank National Association as Certificate Administrator and as Tax Administrator. The Certificates will consist of 18 classes identified as the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class P Certificates", the "Class R Certificates" and the "Class Y Certificates", respectively. The Certificates were issued in exchange for and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of 180 multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on their respective due dates in December 2000 (individually and collectively, the "Cut-off Date"), an aggregate principal balance of $914,661,061 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired the Mortgage Loans from Salomon Brothers Realty Corp. ("SBRC"), Greenwich Capital Financial Products, Inc. ("GCFP"), LaSalle Bank National Association ("LBNA") and Artesia Mortgage Capital Corporation ("AMCC"; and, together with SBRC, GCFP and LBNA, the "Mortgage Loan Sellers"), pursuant to certain mortgage loan purchase agreements between the Depositor and each of the Mortgage Loan Sellers. SBRC is an affiliate of the Depositor. The Depositor transferred the Mortgage Loans to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates to Salomon Smith Barney Inc. ("SSBI"), Greenwich Capital Markets, Inc. ("Greenwich"), Chase Securities Inc. ("Chase"), Deutsche Bank Securities Inc. ("Deutsche"), J.P. Morgan Securities Inc. ("J.P. Morgan") and, solely outside the United States, ABN AMRO Bank N.V. ("ABN AMRO") as underwriters (SSBI, Greenwich, Chase, Deutsche, J.P. Morgan and ABN AMRO, together in such capacity, the "Underwriters"), pursuant to an underwriting agreement dated as of December 12, 2000 (the "Underwriting Agreement"), among the Depositor and the Underwriters. A form of the Pooling and Servicing Agreement is attached hereto as Exhibit 4.1, and a form of Underwriting Agreement is attached hereto as
Exhibit 1.1.

      The Class A-1 Certificates have an initial aggregate principal balance (a "Certificate Balance") of $180,689,000. The Class A-2 Certificates have an initial Certificate Balance of $523,600,000. The Class B Certificates have an initial Certificate Balance of $43,446,000. The Class C Certificates have an initial Certificate Balance of $36,586,000. The Class D Certificates have an initial Certificate Balance of $13,720,000. The Class E Certificates have an initial Certificate Balance of $13,720,000. The Class F Certificates have an initial Certificate Balance of $13,720,000.

      Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.



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Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

          Not applicable.

(b) Pro Forma financial information:

          Not applicable.

(c) Exhibits:

Exhibit No.       Description
1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to the signed on its behalf by the undersigned, thereunto duly authorized.

Date:   December 19, 2000

                                    SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.

                                    By: /s/ Angela Hutzel

                                       ---------------------------------
                                       Name: Angela Hutzel
                                       Title: Assistant Vice President



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                                 EXHIBIT INDEX


      The following exhibits are filed herewith:

Exhibit No.
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
1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement



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